October 11, 2016

Centaur Total Return Fund
A series of Centaur Mutual Funds Trust

Supplement to Prospectus and Statement of Additional Information, each dated February 28, 2016

     The Prospectus and Statement of Additional Information, each dated February 28, 2016, of the Centaur Total Return Fund (the “Fund”) are hereby amended to reflect the following new information:

New Administrator/Transfer Agent and Distributor

     Effective October 31, 2016, Ultimus Fund Solutions, LLC is the new administrator and transfer agent of the Fund and Ultimus Fund Distributors, LLC is the new principal underwriter of the Fund.

Address of Fund

     Beginning October 31, 2016, inquiries concerning the Fund or shareholder accounts, and orders to purchase, redeem, or exchange shares of the Fund should be addressed to:

U.S. Mail:	Overnight:
Centaur Mutual Funds Trust	Centaur Mutual Funds Trust
c/o Ultimus Fund Solutions, LLC	c/o Ultimus Asset Services, LLC
P.O. Box 46707	225 Pictoria Drive, Suite 450
Cincinnati, Ohio 45246-0707	Cincinnati, Ohio 45246

     For further information concerning purchases or redemptions of Fund shares, see “Investing in the Fund” in the Prospectus.

New Fax

Effective October 31, 2016, the Fund’s fax number will be 1-877-513-0756.

Further Information

     For further information, please contact the Fund toll-free at (888) 484-5766. You may also obtain additional copies of the Fund’s Prospectus and Statement of Additional Information, free of charge, by writing to the Fund c/o Ultimus Fund Solutions, LLC at P.O. Box 46707, Cincinnati, Ohio 45246-0707, by calling the Fund toll-free at the number above or by visiting the Fund’s website at www.centaurmutualfunds.com.

Please retain for future reference.